Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

 ASBURY AUTOMOTIVE GROUP ANNOUNCES RECORD
2015 SECOND QUARTER FINANCIAL RESULTS

Record second quarter EPS from continuing operations of $1.52 per diluted share, up 28% over prior year quarter EPS

Duluth, GA, July 21, 2015 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the second quarter 2015 of $41.1 million, or $1.52 per diluted share, versus income from continuing operations in the second quarter 2014 of $36.2 million, or $1.19 per diluted share, a 28% increase per diluted share. Net income for the second quarter 2015 was $41.1 million, or $1.52 per diluted share, compared to $35.9 million, or $1.18 per diluted share in the prior year period.

Second Quarter 2015 Operational Highlights (compared to the prior year period):

•	Total revenues increased 12% to $1.7 billion

•	New vehicle retail revenues up 11%

•	Used vehicle retail revenues up 15%

•	Finance and insurance revenues up 16%

•	Parts and service gross profit up 14%

•	Total gross profit up 9%

•	SG&A expense as a percent of gross profit improved 130 basis points to 67.0%

•	Operating income up 14%

•	Operating margin improved 10 basis points to 4.9%

Second Quarter 2015 Strategic Highlights:

•	Acquired a Ford store in Jacksonville, Florida with approximately $90 million of annualized revenues

•	Acquired a Nissan store in Atlanta, Georgia with approximately $70 million of annualized revenues

•	Repurchased $54 million of common stock during Q2 2015

“Asbury is pleased to announce another record second quarter EPS from continuing operations,” said Craig Monaghan, Asbury's President and Chief Executive Officer. “These results were delivered through continued operational excellence, recent high-quality acquisitions and our on-going share repurchase program.”
“Our current quarter results demonstrate, once again, the strength and diversity of our business model,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “We increased revenue 12%, increased gross profit 9%, and controlled our costs to deliver an operating margin of 4.9%.”
The conference call will be simulcast live on the Internet and can be accessed by logging onto www.asburyauto.com or www.ccbn.com.  A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (888) 523-1228 (domestic), or (719) 325-2281 (international); passcode - 2023700.  Callers should dial in approximately 5 to 10 minutes before the call begins. A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 2023700.

About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (“Asbury”), a Fortune 500 company headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automotive retailers in the U.S.  Built through a combination of organic growth and a series of strategic acquisitions, Asbury operated 86 dealership locations, encompassing 106 franchises for the sale and servicing of 29 domestic and foreign brands of new vehicles as of June 30, 2015.  We also operated 26 collision repair centers and three standalone used vehicle stores as of June 30, 2015. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, particularly upcoming maturities, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
REVENUES:
New vehicle	$926.2	$831.5	$1,756.7	$1,557.5
Used vehicle	507.6	445.3	981.0	862.2
Parts and service	188.2	168.2	364.9	327.6
Finance and insurance, net	67.6	58.4	128.8	111.8
Total revenues	1,689.6	1,503.4	3,231.4	2,859.1
COST OF SALES:
New vehicle	875.6	779.7	1,656.5	1,460.3
Used vehicle	473.9	411.9	912.0	794.8
Parts and service	68.8	63.9	135.2	126.0
Total cost of sales	1,418.3	1,255.5	2,703.7	2,381.1
GROSS PROFIT	271.3	247.9	527.7	478.0
OPERATING EXPENSES:
Selling, general and administrative	181.9	169.2	357.6	329.0
Depreciation and amortization	7.2	6.4	14.5	12.7
Other operating expense, net	—	0.1	0.3	(0.1)
Income from operations	82.2	72.2	155.3	136.4
OTHER EXPENSES:
Floor plan interest expense	(4.0)	(3.3)	(7.9)	(6.3)
Other interest expense, net	(10.5)	(9.5)	(20.8)	(18.6)
Swap interest expense	(0.5)	(0.4)	(1.0)	(1.0)
Total other expenses, net	(15.0)	(13.2)	(29.7)	(25.9)
Income before income taxes	67.2	59.0	125.6	110.5
INCOME TAX EXPENSE	26.1	22.8	48.6	42.8
INCOME FROM CONTINUING OPERATIONS	41.1	36.2	77.0	67.7
DISCONTINUED OPERATIONS, net of tax	—	(0.3)	—	(0.4)
NET INCOME	$41.1	$35.9	$77.0	$67.3
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.53	$1.19	$2.84	$2.23
Discontinued operations	—	(0.01)	—	(0.01)
Net income	$1.53	$1.18	$2.84	$2.22
Diluted—
Continuing operations	$1.52	$1.19	$2.82	$2.21
Discontinued operations	—	(0.01)	—	(0.01)
Net income	$1.52	$1.18	$2.82	$2.20
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	26.8	30.3	27.1	30.3
Restricted stock	0.1	0.1	0.1	0.2
Performance share units	0.1	0.1	0.1	0.1
Diluted	27.0	30.5	27.3	30.6

New Vehicle—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$323.2	$303.5	$19.7	6%
Mid-line import	429.1	407.9	21.2	5%
Mid-line domestic	122.8	120.1	2.7	2%
Total new vehicle revenue—same store(1)	875.1	831.5	43.6	5%
New vehicle revenue—acquisitions	51.1	—
New vehicle revenue, as reported	$926.2	$831.5	$94.7	11%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$21.3	$22.0	$(0.7)	(3)%
Mid-line import	19.9	22.4	(2.5)	(11)%
Mid-line domestic	7.0	7.4	(0.4)	(5)%
Total new vehicle gross profit—same store(1)	48.2	51.8	(3.6)	(7)%
New vehicle gross profit—acquisitions	2.4	—
New vehicle gross profit, as reported	$50.6	$51.8	$(1.2)	(2)%

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
New vehicle units:
New vehicle retail units—same store(1)
Luxury	6,348	5,931	417	7%
Mid-line import	15,972	15,440	532	3%
Mid-line domestic	3,257	3,030	227	7%
Total new vehicle retail units—same store(1)	25,577	24,401	1,176	5%
Fleet vehicles	271	636	(365)	(57)%
Total new vehicle units—same store(1)	25,848	25,037	811	3%
New vehicle units—acquisitions	1,551	—
New vehicle units—actual	27,399	25,037	2,362	9%

New Vehicle Metrics—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
Revenue per new vehicle sold—same store(1)	$33,856	$33,211	$645	2%
Gross profit per new vehicle sold—same store(1)	$1,865	$2,069	$(204)	(10)%
New vehicle gross margin—same store(1)	5.5%	6.2%	(0.7)%	(11)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$424.0	$393.0	$31.0	8%
Used vehicle retail revenues—acquisitions and new stores	27.8	—
Total used vehicle retail revenues	451.8	393.0	58.8	15%

Used vehicle wholesale revenues—same store(1)	51.6	52.3	(0.7)	(1)%
Used vehicle wholesale revenues—acquisitions and new stores	4.2	—
Total used vehicle wholesale revenues	55.8	52.3	3.5	7%
Used vehicle revenue, as reported	$507.6	$445.3	$62.3	14%
Gross profit:
Used vehicle retail gross profit—same store(1)	$33.0	$33.7	$(0.7)	(2)%
Used vehicle retail gross profit—acquisitions and new stores	2.0	—
Total used vehicle retail gross profit	35.0	33.7	1.3	4%

Used vehicle wholesale gross profit—same store(1)	(1.2)	(0.3)	(0.9)	300%
Used vehicle wholesale gross profit—acquisitions and new stores	(0.1)	—
Total used vehicle wholesale gross profit	(1.3)	(0.3)	(1.0)	333%
Used vehicle gross profit, as reported	$33.7	$33.4	$0.3	1%
Used vehicle retail units:
Used vehicle retail units—same store(1)	19,964	18,840	1,124	6%
Used vehicle retail units—acquisitions and new stores	1,427	—
Used vehicle retail units—actual	21,391	18,840	2,551	14%

Used Vehicle Metrics—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
Revenue per used vehicle retailed—same store(1)	$21,238	$20,860	$378	2%
Gross profit per used vehicle retailed—same store(1)	$1,653	$1,789	$(136)	(8)%
Used vehicle retail gross margin—same store(1)	7.8%	8.6%	(0.8)%	(9)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service—

	For the Three Months Ended June 30,		Increase	% Change
	2015	2014
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$181.7	$168.2	$13.5	8%
Parts and service revenues—acquisitions and new stores	6.5	—
Parts and service revenue, as reported	$188.2	$168.2	$20.0	12%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$62.5	$59.6	$2.9	5%
Reconditioning and preparation	29.6	25.7	3.9	15%
Warranty	17.5	13.9	3.6	26%
Wholesale parts	5.3	5.1	0.2	4%
Total parts and service gross profit—same store(1)	114.9	104.3	10.6	10%
Parts and service gross profit—acquisitions and new stores	4.5	—
Parts and service gross profit, as reported	$119.4	$104.3	$15.1	14%
Parts and service gross margin—same store(1)	63.2%	62.0%	1.2%	2%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net—

	For the Three Months Ended June 30,		Increase	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$62.9	$58.4	$4.5	8%
Finance and insurance, net—acquisitions and new stores	4.7	—
Finance and insurance, net as reported	$67.6	$58.4	$9.2	16%
Finance and insurance, net per vehicle sold—same store(1)	$1,373	$1,331	$42	3%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Three Months Ended June 30,
	2015	2014
REVENUE MIX PERCENTAGES:
New vehicles	54.8%	55.3%
Used retail vehicles	26.8%	26.1%
Used vehicle wholesale	3.3%	3.5%
Parts and service	11.1%	11.2%
Finance and insurance, net	4.0%	3.9%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	18.7%	20.9%
Used retail vehicles	12.9%	13.5%
Used vehicle wholesale	(0.5)%	(0.1)%
Parts and service	44.0%	42.1%
Finance and insurance, net	24.9%	23.6%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	67.0%	68.3%

2015 Same Store Revenue and Gross Profit Summary—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
REVENUE :
New vehicles	875.1	831.5	43.6	5%
Used retail vehicles	424.0	393.0	31.0	8%
Used vehicle wholesale	51.6	52.3	(0.7)	(1)%
Parts and service	181.7	168.2	13.5	8%
Finance and insurance, net	62.9	58.4	4.5	8%
Total revenue	1,595.3	1,503.4	91.9	6%
GROSS PROFIT:
New vehicles	48.2	51.8	(3.6)	(7)%
Used retail vehicles	33.0	33.7	(0.7)	(2)%
Used vehicle wholesale	(1.2)	(0.3)	(0.9)	300%
Parts and service	114.9	104.3	10.6	10%
Finance and insurance, net	62.9	58.4	4.5	8%
Total gross profit	257.8	247.9	9.9	4%
GROSS PROFIT PERCENT:
New vehicles	5.5%	6.2%
Used retail vehicles	7.8%	8.6%
Used vehicle wholesale	(2.3)%	(0.6)%
Parts and service	63.2%	62.0%
Finance and insurance, net	100.0%	100.0%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

New Vehicle-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$626.4	$579.9	$46.5	8%
Mid-line import	802.3	752.5	49.8	7%
Mid-line domestic	236.5	225.1	11.4	5%
Total new vehicle revenue—same store(1)	1,665.2	1,557.5	107.7	7%
New vehicle revenue—acquisitions	91.5	—
New vehicle revenue, as reported	$1,756.7	$1,557.5	$199.2	13%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$43.2	$42.4	$0.8	2%
Mid-line import	37.9	40.5	(2.6)	(6)%
Mid-line domestic	14.1	14.3	(0.2)	(1)%
Total new vehicle gross profit—same store(1)	95.2	97.2	(2.0)	(2)%
New vehicle gross profit—acquisitions	5.0	—
New vehicle gross profit, as reported	$100.2	$97.2	$3.0	3%

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
New vehicle units:
New vehicle retail units—same store(1)
Luxury	12,223	11,319	904	8%
Mid-line import	29,784	28,448	1,336	5%
Mid-line domestic	6,278	5,727	551	10%
Total new vehicle retail units—same store(1)	48,285	45,494	2,791	6%
Fleet vehicles	494	1,199	(705)	(59)%
Total new vehicle units—same store(1)	48,779	46,693	2,086	4%
New vehicle units—acquisitions	2,678	—
New vehicle units—actual	51,457	46,693	4,764	10%

New Vehicle Metrics-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
Revenue per new vehicle sold—same store(1)	$34,138	$33,356	$782	2%
Gross profit per new vehicle sold—same store(1)	$1,952	$2,082	$(130)	(6)%
New vehicle gross margin—same store(1)	5.7%	6.2%	(0.5)%	(8)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$815.5	$760.3	$55.2	7%
Used vehicle retail revenues—acquisitions and new stores	55.5	—
Total used vehicle retail revenues	871.0	760.3	110.7	15%

Used vehicle wholesale revenues—same store(1)	103.0	101.9	1.1	1%
Used vehicle wholesale revenues—acquisitions and new stores	7.0	—
Total used vehicle wholesale revenues	110.0	101.9	8.1	8%
Used vehicle revenue, as reported	$981.0	$862.2	$118.8	14%
Gross profit:
Used vehicle retail gross profit—same store(1)	$66.4	$66.9	$(0.5)	(1)%
Used vehicle retail gross profit—acquisitions and new stores	4.0	—
Total used vehicle retail gross profit	70.4	66.9	3.5	5%

Used vehicle wholesale gross profit—same store(1)	(1.1)	0.5	(1.6)	(320)%
Used vehicle wholesale gross profit—acquisitions and new stores	(0.3)	—
Total used vehicle wholesale gross profit	(1.4)	0.5	(1.9)	(380)%
Used vehicle gross profit, as reported	$69.0	$67.4	$1.6	2%
Used vehicle retail units:
Used vehicle retail units—same store(1)	39,012	37,343	1,669	4%
Used vehicle retail units—acquisitions and new stores	2,846	—
Used vehicle retail units—actual	41,858	37,343	4,515	12%

Used Vehicle Metrics-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
Revenue per used vehicle retailed—same store(1)	$20,904	$20,360	$544	3%
Gross profit per used vehicle retailed—same store(1)	$1,702	$1,792	$(90)	(5)%
Used vehicle retail gross margin—same store(1)	8.1%	8.8%	(0.7)%	(8)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service-

	For the Six Months Ended June 30,		Increase	% Change
	2015	2014
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$354.3	$327.6	$26.7	8%
Parts and service revenues—acquisitions and new stores	10.6	—
Parts and service revenue, as reported	$364.9	$327.6	$37.3	11%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$121.1	$115.4	$5.7	5%
Reconditioning and preparation	57.0	49.0	8.0	16%
Warranty	33.8	26.8	7.0	26%
Wholesale parts	10.4	10.4	—	—%
Total parts and service gross profit—same store(1)	222.3	201.6	20.7	10%
Parts and service gross profit—acquisitions and new stores	7.4	—
Parts and service gross profit, as reported	$229.7	$201.6	$28.1	14%
Parts and service gross margin—same store(1)	62.7%	61.5%	1.2%	2%
 _____________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net-

	For the Six Months Ended June 30,		Increase	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$120.2	$111.8	$8.4	8%
Finance and insurance, net—acquisitions and new stores	8.6	—
Finance and insurance, net as reported	$128.8	$111.8	$17.0	15%
Finance and insurance, net per vehicle sold—same store(1)	$1,369	$1,330	$39	3%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Six Months Ended June 30,
	2015	2014
REVENUE MIX PERCENTAGES:
New vehicles	54.4%	54.5%
Used retail vehicles	26.9%	26.5%
Used vehicle wholesale	3.4%	3.6%
Parts and service	11.3%	11.5%
Finance and insurance, net	4.0%	3.9%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	19.0%	20.3%
Used retail vehicles	13.4%	14.0%
Used vehicle wholesale	(0.3)%	0.1%
Parts and service	43.5%	42.2%
Finance and insurance, net	24.4%	23.4%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	67.8%	68.8%

2015 Same Store Revenue and Gross Profit Summary—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2015	2014
REVENUE :
New vehicles	1,665.2	1,557.5	107.7	7%
Used retail vehicles	815.5	760.3	55.2	7%
Used vehicle wholesale	103.0	101.9	1.1	1%
Parts and service	354.3	327.6	26.7	8%
Finance and insurance, net	120.2	111.8	8.4	8%
Total revenue	3,058.2	2,859.1	199.1	7%
GROSS PROFIT:
New vehicles	95.2	97.2	(2.0)	(2)%
Used retail vehicles	66.4	66.9	(0.5)	(1)%
Used vehicle wholesale	(1.1)	0.5	(1.6)	(320)%
Parts and service	222.3	201.6	20.7	10%
Finance and insurance, net	120.2	111.8	8.4	8%
Total gross profit	503.0	478.0	25.0	5%
GROSS PROFIT PERCENT:
New vehicles	5.7%	6.2%
Used retail vehicles	8.1%	8.8%
Used vehicle wholesale	(1.1)%	0.5%
Parts and service	62.7%	61.5%
Finance and insurance, net	100.0%	100.0%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures
(In millions)
(Unaudited)

	June 30, 2015	December 31, 2014	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$1.9	$2.9	$(1.0)	(34)%
New vehicle inventory	725.4	699.5	25.9	4%
Used vehicle inventory	157.1	141.7	15.4	11%
Parts inventory	46.0	44.8	1.2	3%
Total current assets	1,344.8	1,276.7	68.1	5%
Floor plan notes payable	845.2	766.8	78.4	10%
Total current liabilities	1,156.6	1,041.1	115.5	11%

CAPITALIZATION:
Long-term debt (including current portion)	$770.9	$707.4	$63.5	9%
Shareholders' equity	367.7	444.9	(77.2)	(17)%
Total	$1,138.6	$1,152.3	$(13.7)	(1)%

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2015	2014
Luxury
BMW	8%	9%
Mercedes-Benz	7%	7%
Lexus	6%	6%
Acura	5%	5%
Infiniti	3%	4%
Other luxury	7%	6%
Total luxury	36%	37%
Mid-Line Imports:
Honda	16%	18%
Nissan	13%	12%
Toyota	12%	12%
Other imports	6%	6%
Total imports	47%	48%
Mid-Line Domestic:
Ford	10%	8%
Dodge	3%	3%
Chevrolet	2%	2%
Other domestics	2%	2%
Total domestic	17%	15%
Total New Vehicle Revenue	100%	100%

Selling, General and Administrative Expense (“SG&A”)-

	For the Three Months Ended June 30,				Increase (Decrease)	% of Gross Profit Decrease
	2015	% of Gross Profit	2014	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$174.2	64.2%	$161.4	65.1%	$12.8	(0.9)%
Rent expense	7.7	2.8%	7.8	3.2%	(0.1)	(0.4)%
SG&A-total	$181.9	67.0%	$169.2	68.3%	$12.7	(1.3)%
Gross profit	$271.3		$247.9

	For the Six Months Ended June 30,				Increase (Decrease)	% of Gross Profit Decrease
	2015	% of Gross Profit	2014	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$342.2	64.9%	$313.6	65.6%	$28.6	(0.7)%
Rent expense	15.4	2.9%	15.4	3.2%	—	(0.3)%
SG&A-total	$357.6	67.8%	$329.0	68.8%	$28.6	(1.0)%
Gross profit	$527.7		$478.0

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	June 30, 2015	March 31, 2015
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$770.9	$690.7

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$121.4	$116.4

Add:
Depreciation and amortization	28.2	27.4
Income tax expense	76.8	73.6
Swap and other interest expense	43.0	42.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$269.4	$259.4

Non-core items - expense:
Loss on extinguishment of long-term debt	31.9	31.9
Total non-core items	31.9	31.9

Adjusted EBITDA	$301.3	$291.3

Adjusted leverage ratio	2.6	2.4